UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6,  2012

Limoneira Company
(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road
Santa Paula, CA 93060
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (805) 525-5541
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

The information set forth below under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Section 2	Financial Information
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 6, 2012, Limoneira Company (the “Company”) entered into certain operating leases, effective as of January 1, 2012, with the C.V. Sheldon Family Limited Partnership or one of its affiliates (each an “Owner” and collectively, the “Owners”) for an aggregate of approximately 1,000 acres of productive agriculture property in the San Joaquin Valley of California.  The orchards include, in the aggregate, approximately 800 acres of citrus and 200 acres of other crops.

The lease term for each of the leases begins on January 1, 2012 and runs for ten years with options to extend the leases for four consecutive five-year terms.  The Company may purchase the property subject to each lease if the applicable Owner desires to sell the leased property.  The leases require payment of an aggregate base rent of $500,000 per year plus participation by each Owner in the operating profits generated by crops grown on the leased properties.

The foregoing summary is qualified in its entirety by reference to the text of the leases, copies of which are filed as exhibits hereto and incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Agricultural Land Lease, dated January 6, 2012 and effective as of January 1, 2012, by and between Limoneira Company and the C.V. Sheldon Family Limited Partnership

10.2	Agricultural Land Lease, dated January 6, 2012 and effective as of January 1, 2012, by and between Limoneira Company and the CH Sheldon LP

10.3	Agricultural Land Lease, dated January 6, 2012 and effective as of January 1, 2012, by and between Limoneira Company and Charles W.T. Sheldon

10.4	Agricultural Land Lease, dated January 6, 2012 and effective as of January 1, 2012, by and between Limoneira Company and Paul N. Sheldon Family Trust, U/D/T 10-27-06

10.5	Agricultural Land Lease, dated January 6, 2012 and effective as of January 1, 2012, by and between Limoneira Company and Sheldon Family Revocable Trust, U/D/T 1-31-01

10.6	Agricultural Land Lease, dated January 6, 2012 and effective as of January 1, 2012, by and between Limoneira Company and Katherine J. Sheldon as Trustee of the Katherine J. Sheldon Trust

99.1	Press release dated January 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2012	LIMONEIRA COMPANY

	By:	/s/ Harold S. Edwards
Harold S. Edwards
President and Chief Executive Officer